[Scudder Investments logo]

Scudder Select 500 Fund

Class AARP and Class S Shares

Annual Report

February 28, 2003

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Select 500 Fund	Ticker Symbol	Fund Number
Class AARP	SSLFX	110
Class S	SSFFX	310

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Fund's President

Dear Shareholder,

After three consecutive years of negative returns, global stock markets continued to fall during the first two months of 2003. Slow economic growth, high oil prices, and ongoing concerns about terrorism and war in Iraq conspired to drive stock prices lower. This extended period of poor performance, which began in March 2000, is among the most protracted downturns stocks have experienced during the past century.

Many investors have reacted to this difficult environment by selling their positions in stocks or stock funds and seeking shelter in safer investments. This is a natural reaction when stock prices are falling persistently. Still, it is important to keep in mind that historically stocks have been superior at generating long-term growth of assets. It is also necessary to remember that times of intense fear and sharp price declines have often proven to be excellent occasions to establish long-term investments in stocks. This does not mean, of course, that we are destined for a return to the type of stellar performance the stock market delivered during the late 1990s. However, we believe the potential exists for stocks to revert to their historical pattern and outperform bonds and money market funds over the next five to ten years. We therefore encourage investors who have maintained their positions in stocks throughout this extended bear market to remain focused on the long-term potential of equities.

Sincerely,

Richard T. Hale
President
Scudder Select 500 Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary February 28, 2003

Average Annual Total Returns*
	1-Year	3-Year	Life of Class**
Scudder Select 500 Fund - Class S	-23.38%	-12.51%	-8.66%
S&P 500 Index+	-22.68%	-13.72%	-9.76%

	1-Year	Life of Class***
Scudder Select 500 Fund - Class AARP	-23.45%	-17.91%
S&P 500 Index+	-22.68%	-18.67%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

** The Fund commenced operations on May 17, 1999. Index comparison begins May 31, 1999.
*** On October 2, 2000, the Fund commenced offering Class AARP shares. Index comparison begins September 30, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 2/28/03	$ 8.31	$ 8.30
2/28/02	$ 10.95	$ 10.94
Distribution Information: Twelve Months: Income Dividends	$ .08	$ .08

Class S Lipper Rankings* - Large Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	446	of	972	46
3-Year	157	of	741	22

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Select 500 Fund - Class S [] S&P 500 Index+

Comparative Results*
Scudder Select 500 Fund		1-Year	3-Year	Life of Class**
Class S	Growth of $10,000	$7,662	$6,697	$7,096
	Average annual total return	-23.38%	-12.51%	-8.66%
S&P 500 Index+	Growth of $10,000	$7,732	$6,423	$6,803
	Average annual total return	-22.68%	-13.72%	-9.76%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year and life of class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes may vary, expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Select 500 Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Select 500 Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

On January 31, 2003, Deutsche Bank AG completed the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Investments, Inc. ("NTI"), an indirect subsidiary of Northern Trust Corporation. Under this agreement, it is proposed that Deutsche Investment Management Americas Inc. ("DeIM") would remain the investment advisor to the fund and that NTI would become sub-advisor to the fund, subject to Board and shareholder approval and satisfaction of certain other conditions. On March 17, 2003, the shareholders approved the sub-advisory agreement. The sub-advisory agreement will be implemented on or about April 25, 2003. From January 31, 2003 until the implementation of the new sub-advisory agreement with NTI, the investment advisory personnel who provide services to the fund will be employees of NTI but will be seconded (leased) from NTI to DeIM and will continue to manage the fund pursuant to the current advisory agreement.

Portfolio Management Team

Patrick Cannon

Managing Director of Deutsche Asset Management and Co-Lead Manager of the fund.

• Joined Deutsche Asset Management in 2000.

• Head of US Equity Index Management: New York.

• Over 10 years of investment industry experience.

• Bachelor of Mathematics from University of Newcastle (Australia).

Peter Kuntz

Managing Director of Deutsche Asset Management and Co-Lead Manager of the fund.

• Joined Deutsche Asset Management in 1980.

• Head of International Equity Index funds and senior portfolio manager: New York.

• MBA from New York University, Stern School of Business.

• BA from Rutgers College.

In the following interview, Portfolio Managers Patrick Cannon and Peter Kuntz discuss the market environment and performance of Scudder Select 500 Fund for the fund's most recent fiscal year ended February 28, 2003. The new management team assumed responsibility for the fund in December 2002.

Q: How did Scudder Select 500 Fund perform over the past 12 months?

A: Scudder Select 500 Fund returned -23.38% (Class S shares) for the 12-month period ended February 28, 2003, compared with the Standard & Poor's 500 index (S&P 500), which returned -22.68% and the Lipper Large-Cap Core Funds category1 average, which returned -23.80% over the same time frame.Scudder Select 500 Fund returned -23.65% (Class A shares, unadjusted for sales charges) for the 12-month period ended February 28, 2003, compared with the Standard & Poor's 500 Index which returned -22.68% and the Lipper Large-Cap Core Funds category1 average, which returned -23.80% over the same time frame.

1 The Lipper Large-Cap Core Funds category average represents funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

Q: How would you describe the investment environment over the past year?

A: As the fiscal year began, investors' hopes for a stock market rally faded as it became clear that the US economy's recovery would be slow and gradual at best. Despite the lowest interest rates since 1961, investor confidence fizzled amid a wave of accounting scandals, earnings problems and continued global instability.

In October and November, there seemed to be signs that the economy was finally gaining some traction. Investors, not wanting to miss the equity train as it was leaving the station, quickly became risk lovers and jumped back into the stock markets. Unfortunately, as we moved into December, the reality of the slow pace of economic recovery set in, and the Iraq crisis weighed heavily on people's minds. In addition to concerns over Iraq, a number of negative factors came into play:

• North Korea restarted its nuclear weapons program in a bid to force Washington to the negotiating table.

• Oil prices rose significantly due to geopolitical concerns and tight supply conditions.

• The US dollar weakened against major currencies, with the British pound being the exception.

• Corporate malfeasance reared its ugly head again as Dutch retailer Royal Ahold announced it had overstated profits.

• In December and January, the employment picture began to deteriorate, raising concerns about consumer behavior going forward.

• It became clear that budget deficits were going to be the norm for the next several years.

• By calendar year's end, the S&P 500 posted its third straight year of losses, an unwelcome rarity.

Q: What were the best- and worst-performing sectors and stocks over the period?

A: Over the 12-month period ended February 28, 2003, all sectors of the S&P 500 index were down. The best-performing sectors were consumer non-durables (-12.43%) and health services (-14.55%), while commercial services (-36.57%) and communications (-34.23%) were the worst performers. The market experienced extremely high volatility during the third quarter, peaking in early October. The fund was on the wrong side of the volatility spike and most of the underperformance occurred during this quarter. Nextel Communications bottomed out at an all-time low on July 2, 2002, and then rallied through to February 28, 2003, ending the year as the best-performing stock of the S&P 500. 2002 was the year of corporate failures as witnessed by two of the worst-performing stocks of the S&P 500: Conseco and WorldCom each lost almost its entire market value. (As of February 28, 2003, positions in Conseco and WorldCom were not held by the fund.)

Q: As the fund's new managers, do you plan any changes to how the fund is managed?

A: We will continue to consistently refine and apply rigorous methodology to seek excess return in a risk-managed manner. With the impending war with Iraq and current economic conditions in the US providing so much uncertainty, we have started to gradually reduce risk to the lower boundary of our risk target.

Q: What potential value can owning shares of Scudder Select 500 Fund have should the market be swayed by emotion in the coming months?

A: We believe that the more rational a fund's stock purchase and selling decisions, the better the potential for attractive long-term returns. In our view, a systematic, quantitative approach backed up by qualitative research has the potential to offer investors a firm foundation for long-term growth. We know it has been a difficult period for shareholders, but more than ever it's important to remember the old adage: "It's time, not timing."

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 28, 2003

Asset Allocation	2/28/03	2/28/02

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	2/28/03	2/28/02

Financials	20%	21%
Information Technology	16%	16%
Health Care	15%	14%
Consumer Discretionary	12%	11%
Industrials	11%	12%
Consumer Staples	10%	10%
Energy	6%	7%
Telecommunications Services	4%	5%
Utilities	3%	1%
Other	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2003 (24.8% of Portfolio)
1. Microsoft Corp. Developer of computer software	3.5%
2. General Electric Co. Industrial conglomerate	3.3%
3. Wal-Mart Stores, Inc. Operator of discount stores	2.9%
4. Exxon Mobil Corp. Explorer and producer of oil and gas	2.9%
5. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.5%
6. Citigroup, Inc. Provider of diversified financial services	2.4%
7. Johnson & Johnson Provider of health care products	2.2%
8. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.9%
9. Merck & Co., Inc. Provider of pharmaceuticals	1.7%
10. Bank of America Corp. Provider of commercial banking services	1.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of February 28, 2003

	Shares	Value ($)

Common Stocks 98.9%
Consumer Discretionary 12.2%
Automobiles 0.5%
Ford Motor Co.	5,600	46,592
General Motors Corp.	5,454	184,182
		230,774
Hotels, Restaurants & Leisure 1.1%
Carnival Corp. "A"	6,278	144,206
Darden Restaurants, Inc.	3,000	53,430
Harrah's Entertainment, Inc.*	1,337	43,907
International Game Technology*	1,300	102,154
Wendy's International, Inc.	2,960	74,977
YUM! Brands, Inc.*	5,762	137,193
		555,867
Household Durables 0.5%
Centex Corp.	824	45,551
Maytag Corp.	2,676	64,492
The Stanley Works	2,329	60,111
Whirlpool Corp.	1,647	81,131
		251,285
Leisure Equipment & Products 0.2%
Eastman Kodak Co.	4,013	118,785
Media 3.7%
AOL Time Warner, Inc.*	18,504	209,465
Clear Channel Communications, Inc.*	6,368	232,496
Comcast Corp. "A"*	8,371	244,601
Dow Jones & Co., Inc.	1,029	36,921
Gannett Co., Inc.	1,647	118,864
McGraw-Hill, Inc.	1,647	92,627
Omnicom Group, Inc.	2,350	124,503
TMP Worldwide, Inc.*	6,500	59,475
Tribune Co.	3,294	147,736
Viacom, Inc. "B"*	7,820	290,357
Walt Disney Co.	18,024	307,489
		1,864,534
Multiline Retail 3.9%
Albertson's, Inc.	2,722	51,255
Federated Department Stores, Inc.*	5,220	133,110
J.C. Penny Co., Inc.	5,400	107,190
Sears, Roebuck & Co.	6,318	137,606
Target Corp.	2,133	61,110
Wal-Mart Stores, Inc.	30,728	1,476,788
		1,967,059
Specialty Retail 1.9%
AutoZone, Inc.*	1,131	74,420
Bed Bath & Beyond, Inc.*	1,939	64,065
Best Buy Co., Inc.*	5,700	165,699
Home Depot, Inc.	9,880	231,686
Lowe's Companies, Inc.	2,215	87,050
Sherwin-Williams Co.	2,676	71,449
The Gap, Inc.	6,073	79,192
TJX Companies, Inc.	5,249	84,351
Toys ''R'' Us, Inc.*	13,289	107,375
		965,287
Textiles, Apparel & Luxury Goods 0.4%
Jones Apparel Group, Inc.*	1,234	34,996
NIKE, Inc. "B"	3,268	151,537
		186,533
Consumer Staples 9.5%
Beverages 3.0%
Adolph Coors Co. "B"	1,131	54,401
Anheuser-Busch Companies, Inc.	5,660	263,190
Coca-Cola Co.	16,979	682,895
PepsiCo, Inc.	13,497	517,205
		1,517,691
Food & Drug Retailing 1.1%
CVS Corp.	6,447	160,530
Kroger Co.*	5,762	76,174
Safeway, Inc.*	6,044	120,215
Walgreen Co.	6,752	190,001
		546,920
Food Products 1.1%
General Mills, Inc.	4,526	194,030
H.J. Heinz Co.	3,558	109,231
Hershey Foods Corp.	2,263	146,212
Kellogg Co.	721	21,320
Wm Wrigley Jr. Co.	1,545	82,858
		553,651
Household Products 2.8%
Clorox Co.	3,086	130,569
Colgate-Palmolive Co.	5,444	273,888
Kimberly-Clark Corp.	5,454	249,957
Procter & Gamble Co.	9,159	749,756
		1,404,170
Personal Products 0.3%
Avon Products, Inc.	2,471	128,492
Tobacco 1.2%
Altria Group, Inc.	13,995	540,907
R.J. Reynolds Tobacco Holdings, Inc.	1,955	78,024
		618,931
Energy 6.2%
Energy Equipment & Services 0.7%
Baker Hughes, Inc.	1,531	47,492
Halliburton Co.	7,409	150,106
Nabors Industries Ltd.*	3,189	126,444
Schlumberger Ltd.	934	38,864
		362,906
Oil & Gas 5.5%
Amerada Hess Corp.	1,442	64,212
Anadarko Petroleum Corp.	3,041	140,129
Apache Corp.	2,232	145,705
ChevronTexaco Corp.	8,410	539,670
ConocoPhillips	5,205	263,894
Devon Energy Corp.	2,471	119,102
Exxon Mobil Corp.	42,405	1,442,618
Kerr-McGee Corp.	1,029	42,436
		2,757,766
Financials 20.0%
Banks 8.0%
Bank of America Corp.	11,109	769,187
Bank One Corp.	10,223	368,335
BB&T Corp.	3,397	111,524
Fifth Third Bancorp.	3,313	175,953
FleetBoston Financial Corp.	10,612	260,631
Golden West Financial Corp.	1,955	141,542
J.P. Morgan Chase & Co.	2,779	63,028
KeyCorp.	5,147	122,138
Marshall & Ilsley Corp.	1,750	46,498
National City Corp.	5,557	153,484
SunTrust Banks, Inc.	3,573	200,981
Synovus Financial Corp.	4,000	77,000
US Bancorp.	13,069	273,403
Wachovia Corp.	8,851	314,033
Washington Mutual, Inc.	6,329	218,540
Wells Fargo & Co.	12,991	589,142
Zions Bancorp.	2,984	127,596
		4,013,015
Diversified Financials 7.1%
American Express Co.	11,480	385,498
Bear Stearns Companies, Inc.	2,250	140,940
Citigroup, Inc.	36,453	1,215,343
Fannie Mae	8,009	513,377
Franklin Resources, Inc.	3,602	117,677
Freddie Mac	6,231	340,524
Janus Capital Group, Inc.	8,600	101,738
Lehman Brothers Holdings, Inc.	3,468	192,023
MBNA Corp.	2,204	30,525
Merrill Lynch & Co., Inc.	2,607	88,847
Morgan Stanley	4,218	155,433
SLM Corp.	1,645	179,223
State Street Corp.	2,500	92,125
T. Rowe Price Group, Inc.	1,131	29,089
		3,582,362
Insurance 4.8%
ACE Ltd.	3,910	108,346
AFLAC, Inc.	1,750	54,688
Allstate Corp.	5,557	175,768
American International Group, Inc.	14,833	731,119
Aon Corp.	5,144	100,051
John Hancock Financial Services, Inc.	5,341	150,082
Lincoln National Corp.	4,010	113,603
Loews Corp.	700	30,597
Marsh & McLennan Companies, Inc.	2,900	118,030
MBIA, Inc.	1,500	57,195
MetLife, Inc.	4,220	110,437
MGIC Investment Corp.	1,750	69,055
Principal Financial Group, Inc.	2,368	65,286
Progressive Corp.	1,029	53,518
Prudential Financial, Inc.	4,107	123,333
St. Paul Companies, Inc.	4,115	126,989
UnumProvident Corp.	4,631	60,203
XL Capital Ltd. "A"	2,058	145,995
		2,394,295
Real Estate 0.1%
Equity Office Properties Trust (REIT)	2,573	63,116
Health Care 14.9%
Biotechnology 1.5%
Amgen, Inc.*	10,188	556,672
Biogen, Inc.*	1,955	69,481
Chiron Corp.*	3,397	124,058
		750,211
Health Care Equipment & Supplies 1.8%
Applera Corp. - Applied Biosystems Group	3,292	60,408
Bausch & Lomb, Inc.	2,160	66,528
Boston Scientific Corp.*	2,881	127,254
C.R. Bard, Inc.	1,442	85,222
Guidant Corp.*	2,900	103,704
Medtronic, Inc.	8,996	402,121
Zimmer Holdings, Inc.*	1,832	81,322
		926,559
Health Care Providers & Services 1.8%
Aetna, Inc.	2,471	104,079
Anthem, Inc.*	824	49,119
Cardinal Health, Inc.	3,551	203,437
CIGNA Corp.	3,263	140,211
HCA, Inc.	2,058	84,872
Quest Diagnostics, Inc.*	1,000	52,760
Tenet Healthcare Corp.*	5,025	91,304
UnitedHealth Group, Inc.	1,131	93,760
Wellpoint Health Networks, Inc.*	1,234	83,924
		903,466
Pharmaceuticals 9.8%
Abbott Laboratories	7,204	256,606
Bristol-Myers Squibb Co.	15,211	354,416
Eli Lilly & Co.	8,644	488,905
Johnson & Johnson	20,637	1,082,411
King Pharmaceuticals, Inc.*	6,073	101,723
Merck & Co., Inc.	15,950	841,363
Pfizer, Inc.	41,866	1,248,444
Schering-Plough Corp.	11,319	203,968
Watson Pharmaceuticals, Inc.*	3,807	117,751
Wyeth	5,900	207,975
		4,903,562
Industrials 11.2%
Aerospace & Defense 1.5%
Boeing Co.	6,175	170,183
Goodrich Corp.	3,294	50,629
Lockheed Martin Corp.	928	42,428
Northrop Grumman Corp.	1,731	150,078
Raytheon Co.	3,000	81,240
Rockwell Collins, Inc.	1,647	32,364
United Technologies Corp.	3,602	211,005
		737,927
Air Freight & Logistics 0.7%
FedEx Corp.	2,652	136,313
United Parcel Service, Inc. "B"	4,013	230,908
		367,221
Building Products 0.2%
American Standard Companies, Inc.*	1,439	98,586
Commercial Services & Supplies 1.4%
Allied Waste Industries, Inc.*	3,600	29,700
Automatic Data Processing, Inc.	965	31,363
First Data Corp.	6,668	231,046
Fiserv, Inc.*	3,792	120,965
H&R Block, Inc.	2,952	119,763
Sabre Holdings Corp. "A"*	6,100	101,016
Waste Management, Inc.	3,300	65,670
		699,523
Construction & Engineering 0.2%
Fluor Corp.	3,292	92,933
Electrical Equipment 1.2%
American Power Conversion Corp.*	7,204	112,671
Cooper Industries, Inc. "A"	2,676	101,287
Emerson Electric Co.	4,323	203,484
Rockwell Automation, Inc.	5,249	120,779
Thomas & Betts Corp.*	5,200	78,676
		616,897
Industrial Conglomerates 4.5%
3M Co.	3,292	412,718
General Electric Co.	69,058	1,660,845
Textron, Inc.	2,552	92,204
Tyco International Ltd.	6,300	93,240
		2,259,007
Machinery 1.0%
Deere & Co.	1,800	74,484
Eaton Corp.	1,442	102,310
Illinois Tool Works, Inc.	3,584	213,499
Ingersoll-Rand Co. "A"	1,750	69,038
ITT Industries, Inc.	516	29,015
		488,346
Road & Rail 0.5%
CSX Corp.	3,200	85,952
Norfolk Southern Corp.	2,471	47,097
Union Pacific Corp.	2,471	136,374
		269,423
Information Technology 15.3%
Communications Equipment 2.1%
CIENA Corp.*	18,645	101,056
Cisco Systems, Inc.*	45,244	632,511
Comverse Technologies, Inc.*	8,300	84,660
QUALCOMM, Inc.	6,996	241,922
		1,060,149
Computers & Peripherals 4.1%
Dell Computer Corp.*	18,729	504,934
EMC Corp.	14,400	106,416
Hewlett-Packard Co.	23,155	367,007
International Business Machines Corp.	12,238	953,952
Lexmark International, Inc.*	2,368	147,787
		2,080,096
Electronic Equipment & Instruments 0.6%
Jabil Circuit, Inc.*	4,700	78,067
PerkinElmer, Inc.	6,073	51,499
Symbol Technologies, Inc.	3,700	39,146
Tektronix, Inc.*	4,900	80,948
Waters Corp.*	3,294	76,322
		325,982
IT Consulting & Services 0.4%
Electronic Data Systems Corp.	7,396	115,156
SunGard Data Systems, Inc.*	4,200	82,656
		197,812
Semiconductor Equipment & Products 2.7%
Altera Corp.*	4,900	61,397
Applied Materials, Inc.*	14,681	190,559
Intel Corp.	36,464	629,369
Linear Technology Corp.	5,700	174,819
Texas Instruments, Inc.	17,592	294,666
		1,350,810
Software 5.4%
Citrix Systems, Inc.*	8,557	102,684
Computer Associates International, Inc.	9,983	133,273
Intuit, Inc.*	1,750	83,160
Microsoft Corp.*	73,616	1,744,699
Oracle Corp.*	31,590	377,816
PeopleSoft, Inc.*	5,800	99,180
Siebel Systems, Inc.*	6,000	51,780
VERITAS Software Corp.*	5,600	95,368
		2,687,960
Materials 2.6%
Chemicals 1.6%
Dow Chemical Co.	6,210	169,533
E.I. du Pont de Nemours & Co.	8,809	323,026
Ecolab, Inc.	721	35,365
International Flavors & Fragrances, Inc.	1,337	41,928
Monsanto Co.	7,699	126,418
PPG Industries, Inc.	1,852	85,933
		782,203
Containers & Packaging 0.2%
Sealed Air Corp.*	3,092	112,147
Metals & Mining 0.4%
Freeport-McMoRan Copper & Gold, Inc. "B"*	3,294	56,064
Newmont Mining Corp.	4,426	120,963
		177,027
Paper & Forest Products 0.4%
Louisiana-Pacific Corp.*	6,400	55,744
MeadWestvaco Corp.	5,400	125,226
		180,970
Telecommunication Services 4.1%
Diversified Telecommunication Services 3.5%
ALLTEL Corp.	3,294	143,025
AT&T Corp.	10,507	194,800
BellSouth Corp.	7,409	160,553
SBC Communications, Inc.	22,023	458,078
Sprint Corp.	11,525	146,368
Verizon Communications, Inc.	19,131	661,550
		1,764,374
Wireless Telecommunication Services 0.6%
AT&T Wireless Services, Inc.*	20,581	121,634
Nextel Communications, Inc. "A"*	12,659	178,239
		299,873
Utilities 2.9%
Electric Utilities 2.7%
Ameren Corp.	2,263	88,234
American Electric Power Co.	3,292	71,700
CenterPoint Energy, Inc.	6,894	32,057
Constellation Energy Group, Inc.	3,705	97,145
Dominion Resources, Inc.	3,086	166,335
Exelon Corp.	3,292	161,802
FirstEnergy Corp.	2,471	72,895
FPL Group, Inc.	1,442	80,766
PG&E Corp.*	4,323	55,118
PPL Corp.	2,984	104,947
Public Service Enterprise Group, Inc.	2,881	99,769
Southern Co.	6,278	177,102
TXU Corp.	4,220	67,393
Xcel Energy, Inc.	4,700	52,123
		1,327,386
Gas Utilities 0.2%
Kinder Morgan, Inc.	2,365	107,675
Total Common Stocks (Cost $52,082,975)		49,651,564

	Principal Amount ($)	Value ($)

US Treasury Obligations 0.1%
US Treasury Bill, 1.14%**, 4/24/2003 (b) (Cost $34,940)	35,000	34,940

	Shares	Value ($)

Cash Equivalents 1.0%
Scudder Cash Management QP Trust, 1.38% (c) (Cost $503,143)	503,143	503,143
Total Investment Portfolio - 100.0% (Cost $52,621,058) (a)		50,189,647

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $55,298,693. At February 28, 2003, net unrealized depreciation for all securities based on tax cost was $5,109,046. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,271,432 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,380,478.
(b) At February 28, 2003, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At February 28, 2003, open futures contracts purchased were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
S&P 500 EMINI	3/21/2003	2	83,937	84,100
S&P 500	3/20/2003	2	429,312	420,450
Total net unrealized depreciation on open futures contracts				(8,699)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2003
Assets
Investments in securities, at value (cost $52,621,058)	$ 50,189,647
Cash	10,000
Dividends receivable	101,783
Receivable for Fund shares sold	167,822
Receivable for daily variation margin on open futures contracts	664
Total assets	50,469,916
Liabilities
Payable for Fund shares redeemed	441,852
Accrued management fee	19,730
Other accrued expenses and payables	24,630
Total liabilities	486,212
Net assets, at value	$ 49,983,704
Net Assets
Net assets consist of: Undistributed net investment income	76,820
Net unrealized appreciation (depreciation) on: Investments	(2,431,411)
Futures	(8,699)
Accumulated net realized gain (loss)	(16,632,797)
Paid-in capital	68,979,791
Net assets, at value	$ 49,983,704

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2003 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($2,955,491 / 355,810 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.31
Class S Net Asset Value, offering and redemption price per share ($29,583,019 / 3,562,389 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.30
Class A Net Asset Value and redemption price per share ($7,009,552 / 836,464 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.38
Maximum offering price per share (100 / 94.25 of $8.38)	$ 8.89
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,064,673 / 847,957 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.33
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($3,370,969 / 404,118 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares shares authorized)
$ 8.34
Maximum offering price per share (100 / 99 of $8.34)	$ 8.42

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended February 28, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,271)	$ 911,486
Interest	24,621
Total Income	936,107
Expenses: Management fee	265,244
Administrative fee	140,634
Distribution service fees	111,901
Trustees' fees and expenses	4,180
Other	3,341
Total expenses, before expense reductions	525,300
Expense reductions	(37)
Total expenses, after expense reductions	525,263
Net investment income (loss)	410,844
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(12,574,890)
Futures	(354,132)
(12,929,022)
Net unrealized appreciation (depreciation) during the period on: Investments	(2,472,123)
Futures	(8,699)
(2,480,822)
Net gain (loss) on investment transactions	(15,409,844)
Net increase (decrease) in net assets resulting from operations	$ (14,999,000)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended February 28,
	2003	2002
Operations: Net investment income (loss)	$ 410,844	$ 243,919
Net realized gain (loss) on investment transactions	(12,929,022)	(2,510,156)
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,480,822)	(1,510,145)
Net increase (decrease) in net assets resulting from operations	(14,999,000)	(3,776,382)
Distributions to shareholders from: Net investment income: Class AARP	(26,497)	(12,711)
Class S	(277,976)	(217,273)
Class A	(43,800)	(5,679)
Class B	(17,015)	-
Class C	(6,380)	-
Fund share transactions: Proceeds from shares sold	43,342,243	31,398,742
Reinvestment of distributions	356,687	228,557
Cost of shares redeemed	(31,566,573)	(10,795,803)
Net increase (decrease) in net assets from Fund share transactions	12,132,357	20,831,496
Increase (decrease) in net assets	(3,238,311)	16,819,451
Net assets at beginning of period	53,222,015	36,402,564
Net assets at end of period (including undistributed net investment income of $76,820 and $40,002, respectively)	$ 49,983,704	$ 53,222,015

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended February 28,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.95	$ 12.03	$ 13.59
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.08	.08
Net realized and unrealized gain (loss) on investment transactions	(2.66)	(1.10)	(1.60)
Total from investment operations	(2.56)	(1.02)	(1.52)
Less distributions from: Net investment income	(.08)	(.06)	(.04)
Net asset value, end of period	$ 8.31	$ 10.95	$ 12.03
Total Return (%)	(23.45)	(8.47)[c]	(11.23)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	1
Ratio of expenses before expense reductions (%)	.77	.77	.77*
Ratio of expenses after expense reductions (%)	.77	.76	.75*
Ratio of net investment income (loss) (%)	1.01	.62	.63*
Portfolio turnover rate (%)	171	67	95
[a] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to February 28, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S
Years Ended February 28,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.94	$ 12.03	$ 12.63	$ 12.00
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.07	.06	.07
Net realized and unrealized gain (loss) on investment transactions	(2.66)	(1.10)	(.61)	.64
Total from investment operations	(2.56)	(1.03)	(.55)	.71
Less distributions from: Net investment income	(.08)	(.06)	(.05)	(.06)
Tax return on capital	-	-	-	(.02)
Total distributions	(.08)	(.06)	(.05)	(.08)
Net asset value, end of period	$ 8.30	$ 10.94	$ 12.03	$ 12.63
Total Return (%)	(23.38)	(8.55)[c]	(4.41)[c]	5.95c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	39	36	33
Ratio of expenses before expense reductions (%)	.77	.77	1.22[d]	1.99*
Ratio of expenses after expense reductions (%)	.77	.76	.76[d]	.75*
Ratio of net investment income (loss) (%)	1.01	.62	.46	.52*
Portfolio turnover rate (%)	171	67	95	53*
[a] For the period from May 17, 1999 (commencement of operations) to February 29, 2000.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.20% and .75%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Select 500 Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003 Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At February 28, 2003, the Fund had a net tax basis capital loss carryforward of approximately $12,196,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2007 ($133,000), February 29, 2008 ($552,000), February 28, 2009 ($156,000), February 28, 2010 ($1,770,000) and February 28, 2011 ($9,585,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through February 28, 2003, the Fund incurred approximately $1,768,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending February 28, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At February 28, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 76,820
Undistributed net long-term capital gains	-
Capital loss carryforwards	$ (12,196,000)
Unrealized appreciation (depreciation) on investments	$ (5,109,046)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Years ended February 28,	2003	2002
Distributions from ordinary income*	$ 371,668	$ 235,663

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Divided income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended February 28, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $99,703,810 and $87,710,450, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement (the "Management Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of the first $500,000,000 of the Fund's average daily net assets, 0.475% of the next $500,000,000 of such net assets and 0.45% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended February 28, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets.

On January 31, 2003, Deutsche Bank AG completed the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Investments, Inc. ("NTI"), an indirect subsidiary of Northern Trust Corporation. Under this agreement, it is proposed that Deutsche Investment Management Americas Inc. ("DeIM") would remain the investment advisor to the Fund and that NTI would become sub-advisor to the Fund, subject to Board and shareholder approval and satisfaction of certain other conditions. On March 17, 2003, the shareholders approved the sub-advisory agreement. The sub-advisory agreement will be implemented on or about April 25, 2003. From January 31, 2003 until the implementation of the new sub-advisory agreement with NTI, the investment advisory personnel who provide services to the Fund will be employees of NTI but will be seconded (leased) from NTI to DeIM and will continue to manage the Fund pursuant to the current advisory agreement.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.25%, 0.25%, 0.275%, 0.325% and 0.300% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended February 28, 2003, the Administrative Fee for the Fund was as follows:

Administrative Fee	Total Aggregated	Unpaid at February 28, 2003
Class AARP	$ 7,248	$ 543
Class S	84,423	12,181
Class A	16,433	1,453
Class B	24,525	1,703
Class C	8,005	753
	$ 140,634	$ 16,633

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003, and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended February 28, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2003
Class B	$ 56,597	$ 3,930
Class C	20,013	1,882
	$ 76,610	$ 5,812

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended February 28, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2003	Effective Rate
Class A	$ 12,726	$ 854.21%
Class B	16,664	882.22%
Class C	5,901	449.22%
	$ 35,291	$ 2,185

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended February 28, 2003 aggregated $16,429. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended February 28, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended February 28, 2003, the CDSC for the Fund's Class B and C shares was $12,231 and $2,452, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the the Fund for the year ended February 28, 2003, totaled $22,783 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended February 28, 2003, pursuant to the Administrative Agreement, the Fund's Administrative Fee was reduced by $37 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended February 28, 2003		Year Ended February 28, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	296,922	$ 2,831,287	263,955	$ 3,003,412
Class S	1,144,101	10,916,375	1,411,496	16,149,311
Class A	1,381,234	13,179,708	324,197	3,607,651*
Class B	1,297,686	12,431,579	664,450	7,437,101*
Class C	408,609	3,983,294	108,287	1,201,267*
		$ 43,342,243		$ 31,398,742
Shares issued to shareholders in reinvestment of distributions
Class AARP	2,906	$ 26,109	1,105	$ 12,561
Class S	29,839	268,692	18,448	210,367
Class A	4,514	40,306	494	5,629*
Class B	1,770	15,737	-	-
Class C	656	5,843	-	-
		$ 356,687		$ 228,557
Shares redeemed
Class AARP	(187,173)	$ (1,734,875)	(86,264)	$ (953,712)
Class S	(1,140,140)	(10,772,795)	(862,629)	(9,684,945)
Class A	(863,559)	(7,829,119)	(10,416)	(116,792)*
Class B	(1,112,563)	(10,213,273)	(3,386)	(38,173)*
Class C	(113,281)	(1,016,511)	(153)	(2,181)*
		$ (31,566,573)		$ (10,795,803)
Net increase (decrease)
Class AARP	112,655	$ 1,122,521	178,796	$ 2,062,261
Class S	33,800	412,272	567,315	6,674,733
Class A	522,189	5,390,895	314,275	3,496,488*
Class B	186,893	2,234,043	661,064	7,398,928*
Class C	295,984	2,972,626	108,134	1,199,086*
		$ 12,132,357		$ 20,831,496

* For the period from July 2, 2001 (commencement of sales of Class A, B and C shares) to February 28, 2002.

Report of Independent Accountants

To the Trustees of Value Equity Trust and the Shareholders of Scudder Select 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Select 500 Fund (the "Fund") at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts April 11, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended February 28, 2003 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Select 500 Fund was held on March 17, 2003, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new advisory agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
3,222,381	52,939	133,396

2. To approve a new sub-advisory agreement for the fund between Deutsche Investment Management Americas Inc. and Northern Trust Investments, Inc.

Affirmative	Against	Abstain
3,209,275	63,714	135,727

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of February 28, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	47
Dawn-Marie Driscoll (56) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	47
Keith R. Fox (48) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	47
Louis E. Levy (70) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen); Kimberly-Clark Corporation (personal consumer products)	47
Jean Gleason Stromberg (59) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	47
Jean C. Tempel (59) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		47
Carl W. Vogt (66) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	47

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2,3,4] (57) Chairman, Trustee and President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
198
Patrick Cannon (34) Vice President, 2002-present	Managing Director, Deutsche Asset Management (2000 to present); prior thereto, Principal, Barclays Global Investors	n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Eric T. Lobben (45) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President, Deutsche Asset Management	n/a
Kenneth Murphy (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Lois Roman (38) Vice President, 1999-present	Managing Director, Deutsche Asset Management	n/a
Charles A. Rizzo (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Managing Director, Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Mr. Hale was elected President of the fund on April 7, 2003.
4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Technology Innovation Fund
Value Funds
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund*
Multicategory/Asset Allocation Funds
Scudder Balanced Fund
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Japanese Equity Fund**
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder GNMA Fund
Scudder High Income Opportunity Fund***
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income Funds
Scudder California Tax-Free Income Fund*
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Index-Related Funds
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only
** On August 19, 2002, this fund changed its name from Deutsche to Scudder.
*** Formerly Scudder High Yield Opportunity Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund, Inc.
The New Germany Fund, Inc.
The Central European Equity Fund, Inc.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Notes